UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934
(Amendment No.  )

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☐Definitive Proxy Statement

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Lyra Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!   LYRA THERAPEUTICS, INC.    2022 Annual Meeting Vote by June 15, 2022   11:59 PM EDT LYRA THERAPEUTICS, INC. 480 ARSENAL WAY WATERTOWN, MASSACHUSETTS 02472   D84784-P69059    You invested in LYRA THERAPEUTICS, INC. and it’s time to vote!   You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022.   Get informed before you vote   View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For complete information and to vote prior to the Annual Meeting, visit www.ProxyVote.com Control # Smartphone users   Point your camera here and vote without entering a control number    Vote Virtually at the Meeting*   Date: June 16, 2022 Time: 8:30 AM EDT   Meeting to be held virtually at: www.virtualshareholdermeeting.com/LYRA2022   *Please check the meeting materials for any special requirements for meeting attendance.   V1.1    Vote at www.ProxyVote.com   THIS IS NOT A VOTABLE BALLOT   This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.   Board Voting Items Recommends   1. Election of Class II Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified. Nominees:    For   01) Michael Altman 02) C. Ann Merrifield 03) Harlan Waksal, M.D. 2. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the For  fiscal year ending December 31, 2022.   NOTE: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.   Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D84785-P69059 CS Your Vote Counts! LYRA THERAPEUTICS, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM EDT LYRA THERAPEUTICS, INC. 480 ARSENAL WAY WATERTOWN, MASSACHUSETTS 02472 D47653-P51870 You invested in LYRA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote You may view the Form 10-K and Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. For complete information and to vote before the meeting, visit www.ProxyVote.com Control # Vote Virtually during the Meeting* May 26, 2021 8:30 AM EDT Smartphone users Point your camera here and vote without entering a control number Meeting to be held virtually at: www.virtualshareholdermeeting.com/LYRA2021 *Please check the meeting materials for any special requirements for meeting attendance. V1